UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4215

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/2015

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

GNMA Fund

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2014, through April 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds gained a degree of value over the reporting period despite a sustained domestic economic recovery. Developments in overseas markets — including plummeting oil prices and ongoing economic concerns in Europe, Japan, and China —sparked a flight to quality among global investors, who turned away from foreign sovereign bonds in favor of U.S. assets. In addition, aggressively accommodative monetary policies in Europe and Japan made yields of U.S. fixed-income securities relatively attractive. Consequently, intensifying demand put downward pressure on U.S. bond yields, including municipal bonds, over much of the reporting period. This trend reversed in early 2015 when investors began to anticipate higher short-term interest rates in the United States, but long-term bond yields soon moderated amid reports of weaker-than-expected U.S. GDP growth for the first quarter of the year.

We remain optimistic regarding the long-term outlook for the U.S. economy generally and municipal bonds in particular. Labor markets have continued to strengthen, oil prices are stabilizing, and foreign currency exchange rates have become less volatile. Meanwhile, credit conditions have continued to improve for most states and municipalities, and demand remains strong from investors seeking tax-advantaged investment income.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2014, through April 30, 2015, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2015, Dreyfus GNMA Fund’s Class A shares produced a total return of 3.11%, Class C shares returned 2.29%, and Class Z shares returned 3.26%.1 In comparison, the fund’s benchmark, the Barclays GNMA Index (the “Index”), achieved a total return of 4.15% for the same period.2

Mortgage-backed securities generally gained value when long-term interest rates fell amid more aggressively accommodative monetary policies in global markets.The fund lagged its benchmark, mainly due to a relatively short duration position and an out-of-Index position in Treasury Inflation Protected Securities (TIPS).

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S.Treasuries, and repurchase agreements.

Long-Term Rates Fell Despite U.S. Economic Recovery

The U.S. economy posted particularly strong growth during the second and third quarters of 2014, when the unemployment rate fell, job creation intensified, and manufacturing activity increased. In response, the Federal Reserve Board (the “Fed”) ended its massive quantitative easing program at the end of October. Economic activity moderated somewhat during the final months of the year, but a steadily falling unemployment rate, more job gains, and improved consumer and business confidence continued to support the economic recovery.

In early 2015, persistently strong employment data convinced many analysts that the Fed might tighten monetary policy further by raising short-term interest rates during the first half of the year.This forecast briefly sent long-term bond yields higher,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

but subdued inflation and weaker-than-expected data in other areas of the economy soon dashed expectations of imminent rate hikes. U.S. GDP for the first quarter of 2015 also was dampened by a stronger U.S. dollar relative to most other major currencies, which undermined export activity. Severe winter weather throughout most of the country weighed further on economic activity, but the Fed commented that it regarded the weather-related slowdown as temporary. Indeed, key economic indicators bounced back in April, and long-term bond yields began to rise.

GNMA Securities Lagged U.S. Treasuries

In addition to the impact of domestic economic trends, prices of U.S. government securities climbed over the reporting period’s second half when plummeting oil prices stoked deflation fears in overseas markets and several foreign central banks implemented new monetary policies designed to stimulate greater growth in a persistently sluggish global economy. These measures drove foreign sovereign bond yields sharply lower in late 2014 and early 2015. Global fixed-income investors turned instead to long-term U.S. government securities, sending their prices higher and yields lower. Meanwhile, short-term bond yields remained anchored near zero percent by an unchanged federal funds rate, causing yield differences to narrow along the market’s maturity range.

In this environment, mortgage-backed securities issued by Ginnie Mae and other U.S. government agencies fared well, but they lagged nominal U.S.Treasuries.Although the Fed ended its massive monthly purchases of mortgage-backed securities as part of its quantitative easing program, it continued to reinvest interest payments in the mortgage market, and issuance volumes remained low, helping to support bond prices. However, GNMA securities were hurt to a degree by changes in mortgage insurance policies that made refinancing more attractive for many borrowers.

Duration Posture Hampered Relative Performance

Although the fund participated substantially in the market’s positive results, its relative performance was constrained by a relatively short average duration, which we established amid widespread expectations that interest rates would rise in the recovering economy. In addition, a modest position in TIPS, which was intended to protect against potentially accelerating inflation, weighed on relative results.

Our security selection strategy produced better results as we had started the reporting period underweight lower coupons, but shifted the underweight to the middle, cuspy coupons in the second half of 2014. This positioning benefitted as interest rates fell, policy risk increased with the cut in mortgage insurance fees, and prepayment risk increased.

At times during the reporting period, we employed futures contracts to manage the fund’s duration positioning.

Maintaining a Cautious Investment Posture

In our view, U.S.Treasury securities ended the reporting period at richly valued levels in light of current expectations for continued U.S. economic growth and changing supply-and-demand dynamics in a more robust housing market. Therefore, we have maintained the fund’s modestly short average duration, and we have continued to allocate a portion of the fund’s assets to market sectors that we believe are poised to respond positively to expected shifts in fundamental and technical conditions.

May 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps
(including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit
derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC.—Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage
Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class Z shares of Dreyfus
GNMA Fund on 4/30/05 to a $10,000 investment made in the Barclays GNMA Index (the “Index”) on that
date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Ginnie Maes and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-
year fixed-rate GNMA securities.All issues have at least one year to maturity and an outstanding par value of at least
$100 million.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/15

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	–1.55%	2.18%	3.53	%††
without sales charge	5/3/07	3.11%	3.12%	4.01	%††
Class C shares
with applicable redemption charge †	5/3/07	1.29%	2.32%	3.38	%††
without redemption	5/3/07	2.29%	2.32%	3.38	%††
Class Z shares	5/29/85	3.26%	3.27%	4.13%
Barclays GNMA Index		4.15%	3.77%	4.83%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2014 to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2015

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.14	$9.12	$4.49
Ending value (after expenses)	$1,013.50	$1,009.00	$1,014.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2015

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.16	$9.15	$4.51
Ending value (after expenses)	$1,019.69	$1,015.72	$1,020.33

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.83% for Class C and .90% for
Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2015

	Coupon	Maturity	Principal
Bonds and Notes—108.2%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Auto Receivables—8.9%
Ally Auto Receivables Trust,
Ser. 2013-1, Cl. A3	0.63	5/15/17	2,569,104	2,570,326
Ally Auto Receivables Trust,
Ser. 2013-SN1, Cl. A3	0.72	5/20/16	1,049,606	1,049,793
Ally Master Owner Trust,
Ser. 2012-3, Cl. A2	1.21	6/15/17	5,480,000	5,484,296
AmeriCredit Automobile Receivables
Trust, Ser. 2014-1, Cl. C	2.15	3/9/20	2,500,000	2,501,989
AmeriCredit Automobile Receivables
Trust, Ser. 2014-4, Cl. C	2.47	11/9/20	1,500,000	1,515,725
Carmax Auto Owner Trust,
Ser. 2013-4, Cl. A2	0.52	11/15/16	704,856	704,775
Carmax Auto Owner Trust,
Ser. 2012-3, Cl. A3	0.52	7/17/17	3,417,303	3,415,743
Ford Credit Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.60	3/15/16	941,705	941,801
Ford Credit Auto Owner Trust,
Ser. 2013-A, Cl. A3	0.55	7/15/17	3,203,271	3,203,599
Ford Credit FloorPlan Master Owner
Trust, Ser. 2013-1, Cl. A1	0.85	1/15/18	5,000,000	5,006,670
GM Financial Automobile Leasing
Trust, Ser. 2015-1, Cl. B	2.14	6/20/19	425,000	427,135
GM Financial Automobile Leasing
Trust, Ser. 2015-1, Cl. C	2.50	6/20/19	1,240,000	1,246,215
Harley-Davidson Motorcycle Trust,
Ser. 2013-1, Cl. A3	0.65	7/16/18	3,628,740	3,628,105
Mercedes-Benz Auto Lease Trust,
Ser. 2014-A, Cl. A2A	0.48	6/15/16	2,755,917	2,756,063
Nissan Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.61	4/15/16	3,942,840	3,942,322

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Santander Drive Auto Receivables
Trust, Ser. 2014-3, Cl. C	2.13	8/17/20	2,500,000		2,522,370
Santander Drive Auto Receivables
Trust, Ser. 2014-4, Cl. C	2.60	11/16/20	2,500,000		2,539,160
					43,456,087
Asset-Backed Ctfs./
Credit Cards—.9%
World Financial Network Credit
Card Master Trust,
Ser. 2010-A, Cl. A	3.96	4/15/19	4,420,000		4,438,542
Asset-Backed Ctfs./
Equipment—1.5%
GE Equipment Transportation,
Ser. 2014-1, Cl. A2	0.55	12/23/16	2,074,426		2,074,161
GE Equipment Transportation,
Ser. 2012-2, Cl. A3	0.62	7/25/16	427,229		427,260
GE Equipment Transportation,
Ser. 2013-1, Cl. A3	0.69	11/25/16	1,504,558		1,505,137
John Deere Owner Trust,
Ser. 2013-A, Cl. A3	0.60	3/15/17	3,017,146		3,018,446
					7,025,004
Asset-Backed Ctfs./
Home Equity Loans—.0%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	58,463	[a]	58,729
GE Capital Mortgage Services
Trust, Ser. 1999-HE1, Cl. A7	6.27	4/25/29	32,566		32,806
					91,535
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.47	12/25/34	537,940	[a]	515,592
U.S. Government Agencies/
Mortgage-Backed—93.9%
Federal Home Loan Mortgage Corp.:
5.00%, 3/1/20			58,108	[b]	61,053

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
Multiclass Mortgage
Participation Ctfs., REMIC,
Ser. 4224, Cl. KC, 3.00%,
5/15/32	2,021,590	[b]	2,091,895
Federal National Mortgage Association:
4.50%, 3/1/44—5/1/44	6,720,813	[b]	7,360,573
5.00%, 4/1/40—5/1/42	11,471,688	[b]	12,792,675
5.50%, 9/1/39	1,595,181	[b]	1,831,964
6.00%, 4/1/35	722,338	[b]	828,881
Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33	142,178	[b]	145,806
Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2013-128,
Cl. A, 3.50%, 12/25/30	4,759,949	[b]	5,023,067
Government National Mortgage Association I:
3.50%, 9/15/41—11/15/44	13,373,858		14,215,597
4.00%, 9/15/24—7/15/41	21,733,133		23,526,654
4.50%, 10/15/24—10/15/41	30,895,836		34,262,913
5.00%, 10/15/23—3/15/41	24,089,835		27,165,915
5.50%, 6/15/20—9/15/39	18,061,769		20,604,757
6.00%, 10/15/19—9/15/39	8,856,913		10,195,271
6.50%, 5/15/28—6/15/32	171,049		197,628
7.00%, 11/15/22—12/15/22	5,074		5,503
7.50%, 2/15/17—5/15/26	1,625,941		1,714,600
8.00%, 9/15/21—12/15/22	736,775		854,112
8.50%, 12/15/16—12/15/22	431,001		443,434
9.00%, 9/15/19—12/15/22	502,266		528,854
9.50%, 3/15/18—1/15/25	143,701		147,235
Ser. 2013-57, Cl. A, 1.35%,
6/16/37	2,850,624		2,817,927
Ser. 2013-63, Cl. AM,
2.00%, 2/16/47	2,919,791	[a]	2,872,696
Government National Mortgage Association II:
3.00%	29,265,000	[c]	30,081,644
3.50%	49,920,000	[c]	52,665,600
4.00%	36,340,000	[c]	38,834,116
4.50%	17,595,000	[c]	19,069,273

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association II (continued):
3.00%, 8/20/42—10/20/44	54,407,815		56,161,833
3.50%, 9/20/42—1/20/45	51,611,827		54,634,973
4.00%, 12/20/24—2/20/45	11,529,227		12,367,289
4.50%, 12/20/39—3/20/42	4,745,041		5,176,647
5.00%, 11/20/24—4/20/35	3,421,317		3,829,293
5.50%, 1/20/34—9/20/35	5,709,317		6,496,671
6.00%, 12/20/28—2/20/36	4,346,755		4,998,567
6.50%, 5/20/31—7/20/31	555,112		665,004
7.00%, 4/20/24—4/20/32	3,161,154		3,823,170
7.50%, 9/20/30	45,442		56,844
9.00%, 7/20/25	38,310		44,552
9.50%, 9/20/17—2/20/25	32,288		33,512
			458,627,998
U.S. Government Securities—2.9%
U.S. Treasury Inflation Protected Securities;
Notes, 0.13%, 7/15/24	14,020,312	[d,e]	14,121,090
Total Bonds and Notes
(cost $514,054,735)			528,275,848

Short-Term Investments—18.2%
U.S. Treasury Bills:
0.02%, 5/14/15	88,570,000		88,570,000
0.04%, 8/13/15	425,000	[f]	424,991
Total Short-Term Investments
(cost $88,994,305)			88,994,991

Other Investment—3.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $19,044,618)	19,044,618 [g]	19,044,618
Total Investments (cost $622,093,658)	130.3%	636,315,457
Liabilities, Less Cash and Receivables	(30.3%)	(147,959,399)
Net Assets	100.0%	488,356,058

REMIC—Real Estate Mortgage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Purchased on a forward commitment basis.
d Security, or portion thereof, on loan.At April 30, 2015, the value of the fund’s securities on loan was $2,612,965 and the value of the collateral held by the fund was $2,660,416, consisting of U.S. Government and Agency securities.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Held by or on behalf of a counterparty for open financial futures contracts.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies/		Asset/Mortgage-Backed	11.3
Mortgage-Backed	93.9	U.S. Government Securities	2.9
Short-Term/		Residental Mortgage-Backed	.1
Money Market Investments	22.1		130.3

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF FINANCIAL FUTURES
April 30, 2015

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2015 ($)
Financial Futures Long
U.S. Treasury 5 Year Notes	148	17,779,425	June 2015	91,081
Financial Futures Short
U.S. Treasury 10 Year Notes	276	(35,431,500)	June 2015	(182,167)
Gross Unrealized Appreciation				91,081
Gross Unrealized Depreciation				(182,167)
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2015

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,612,965)—Note 1(b):
Unaffiliated issuers		603,049,040	617,270,839
Affiliated issuers		19,044,618	19,044,618
Receivable for investment securities sold			8,003,390
Dividends, interest and securities lending income receivable			1,300,676
Receivable for shares of Common Stock subscribed			31,195
Receivable for futures variation margin—Note 4			23,550
Prepaid expenses			40,664
			645,714,932
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			373,378
Cash overdraft due to Custodian			489,136
Payable for open mortgage-backed
dollar rolls—Note 4			143,710,664
Payable for investment securities purchased			12,378,106
Payable for shares of Common Stock redeemed			261,326
Accrued expenses			146,264
			157,358,874
Net Assets ($)			488,356,058
Composition of Net Assets ($):
Paid-in capital			479,861,686
Accumulated undistributed investment income—net			1,047,939
Accumulated net realized gain (loss) on investments			(6,684,280)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($91,086) net unrealized
(depreciation) on financial futures]			14,130,713
Net Assets ($)			488,356,058

Net Asset Value Per Share
	Class A	Class C	Class Z
Net Assets ($)	50,370,449	5,390,492	432,595,117
Shares Outstanding	3,270,058	349,934	28,076,613
Net Asset Value Per Share ($)	15.40	15.40	15.41

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended April 30, 2015

Investment Income ($):
Income:
Interest	11,542,615
Dividends;
Affiliated issuers	15,552
Income from securities lending—Note 1(b)	778
Total Income	11,558,945
Expenses:
Management fee—Note 3(a)	3,060,406
Service plan and prospectus fees—Note 3(b)	716,751
Shareholder servicing costs—Note 3(c)	477,653
Professional fees	103,813
Custodian fees—Note 3(c)	90,345
Registration fees	49,222
Distribution fees—Note 3(b)	43,905
Shareholders’ reports	36,978
Directors’ fees and expenses—Note 3(d)	34,360
Loan commitment fees—Note 2	4,944
Miscellaneous	114,537
Total Expenses	4,732,914
Less—reduction in fees due to earnings credits—Note 3(c)	(661)
Net Expenses	4,732,253
Investment Income—Net	6,826,692
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,378,730
Net realized gain (loss) on financial futures	(572,319)
Net Realized Gain (Loss)	5,806,411
Net unrealized appreciation (depreciation) on investments	3,848,825
Net unrealized appreciation (depreciation) on financial futures	(117,508)
Net Unrealized Appreciation (Depreciation)	3,731,317
Net Realized and Unrealized Gain (Loss) on Investments	9,537,728
Net Increase in Net Assets Resulting from Operations	16,364,420

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2015	2014
Operations ($):
Investment income—net	6,826,692	8,802,714
Net realized gain (loss) on investments	5,806,411	(6,047,832)
Net unrealized appreciation
(depreciation) on investments	3,731,317	(9,032,722)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,364,420	(6,277,840)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(889,456)	(1,365,726)
Class C	(49,811)	(104,462)
Class Z	(8,035,161)	(11,069,412)
Total Dividends	(8,974,428)	(12,539,600)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,196,684	4,881,419
Class C	203,956	163,824
Class Z	7,015,288	5,910,258
Dividends reinvested:
Class A	742,817	1,147,309
Class C	40,046	81,801
Class Z	7,035,001	9,645,802
Cost of shares redeemed:
Class A	(10,863,481)	(23,341,510)
Class C	(1,422,869)	(4,657,399)
Class Z	(54,332,629)	(74,936,935)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(49,385,187)	(81,105,431)
Total Increase (Decrease) in Net Assets	(41,995,195)	(99,922,871)
Net Assets ($):
Beginning of Period	530,351,253	630,274,124
End of Period	488,356,058	530,351,253
Undistributed investment income—net	1,047,939	851,819

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2015	2014
Capital Share Transactions:
Class Aa
Shares sold	143,771	323,396
Shares issued for dividends reinvested	48,646	75,810
Shares redeemed	(710,445)	(1,548,427)
Net Increase (Decrease) in Shares Outstanding	(518,028)	(1,149,221)
Class Ca
Shares sold	13,384	10,821
Shares issued for dividends reinvested	2,621	5,399
Shares redeemed	(93,132)	(307,482)
Net Increase (Decrease) in Shares Outstanding	(77,127)	(291,262)
Class Z
Shares sold	458,320	391,102
Shares issued for dividends reinvested	460,547	637,292
Shares redeemed	(3,553,014)	(4,961,503)
Net Increase (Decrease) in Shares Outstanding	(2,634,147)	(3,933,109)

a During the period ended April 30, 2014, 12,288 Class C shares representing $190,096 were exchanged for
12,296 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.18	15.63	16.09	15.67	15.24
Investment Operations:
Investment income—net[a]	.19	.22	.23	.20	.33
Net realized and unrealized
gain (loss) on investments	.28	(.35)	.04	.79	.49
Total from Investment Operations	.47	(.13)	.27	.99	.82
Distributions:
Dividends from investment income—net	(.25)	(.32)	(.30)	(.23)	(.39)
Dividends from net realized
gain on investments	—	—	(.43)	(.34)	—
Total Distributions	(.25)	(.32)	(.73)	(.57)	(.39)
Net asset value, end of period	15.40	15.18	15.63	16.09	15.67
Total Return (%)[b]	3.11	(.83)	1.73	6.34	5.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	1.02	1.03	1.04	1.03
Ratio of net expenses
to average net assets	1.03	1.02	1.03	1.04	.98
Ratio of net investment income
to average net assets	1.24	1.44	1.45	1.25	2.11
Portfolio Turnover Rate[c]	349.59	344.69	439.48	652.66	392.43
Net Assets, end of period ($ x 1,000)	50,370	57,498	77,177	75,252	76,910

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2015, 2014,
2013, 2012 and 2011 were 69.93%, 89.97%, 85.95%, 95.20% and 64.60%, respectively.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.18	15.63	16.08	15.67	15.23
Investment Operations:
Investment income—net[a]	.07	.10	.10	.08	.22
Net realized and unrealized
gain (loss) on investments	.28	(.36)	.05	.78	.49
Total from Investment Operations	.35	(.26)	.15	.86	.71
Distributions:
Dividends from investment income—net	(.13)	(.19)	(.17)	(.11)	(.27)
Dividends from net realized
gain on investments	—	—	(.43)	(.34)	—
Total Distributions	(.13)	(.19)	(.60)	(.45)	(.27)
Net asset value, end of period	15.40	15.18	15.63	16.08	15.67
Total Return (%)[b]	2.29	(1.64)	.96	5.49	4.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.84	1.83	1.80	1.78	1.76
Ratio of net expenses
to average net assets	1.84	1.83	1.80	1.78	1.72
Ratio of net investment income
to average net assets	.43	.63	.65	.52	1.38
Portfolio Turnover Rate[c]	349.59	344.69	439.48	652.66	392.43
Net Assets, end of period ($ x 1,000)	5,390	6,484	11,230	18,092	20,062

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2015, 2014,
2013, 2012 and 2011 were 69.93%, 89.97%, 85.95%, 95.20% and 64.60%, respectively.

See notes to financial statements.

		Year Ended April 30,
Class Z Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.19	15.64	16.10	15.68	15.25
Investment Operations:
Investment income—net[a]	.21	.24	.25	.22	.34
Net realized and unrealized
gain (loss) on investments	.28	(.35)	.04	.79	.50
Total from Investment Operations	.49	(.11)	.29	1.01	.84
Distributions:
Dividends from investment income—net	(.27)	(.34)	(.32)	(.25)	(.41)
Dividends from net realized
gain on investments	—	—	(.43)	(.34)	—
Total Distributions	(.27)	(.34)	(.75)	(.59)	(.41)
Net asset value, end of period	15.41	15.19	15.64	16.10	15.68
Total Return (%)	3.26	(.69)	1.86	6.48	5.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.88	.89	.90	.87
Ratio of net expenses
to average net assets	.90	.88	.89	.90	.87
Ratio of net investment income
to average net assets	1.36	1.58	1.59	1.39	2.21
Portfolio Turnover Rate[b]	349.59	344.69	439.48	652.66	392.43
Net Assets, end of period ($ x 1,000)	432,595	466,370	541,867	593,198	613,268

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2015, 2014,
2013, 2012 and 2011 were 69.93%, 89.97%, 85.95%, 95.20% and 64.60%, respectively.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accor-

dance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2015 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	55,011,168	—	55,011,168
Mutual Funds	19,044,618	—	—	19,044,618
Residential
Mortgage-Backed	—	515,592	—	515,592
U.S. Government
Agencies/
Mortgage-Backed	—	458,627,998	—	458,627,998
U.S. Treasury	—	103,116,081	—	103,116,081
Other Financial
Instruments:
Financial Futures†	91,081	—	—	91,081
Liabilities ($)
Other Financial
Instruments:
Financial Futures†	(182,167)	—	—	(182,167)
† Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended April 30, 2015, The Bank of New York Mellon earned $259 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Investments in affiliated investment companies during the period ended April 30, 2015 were as follows:

Affiliated
Investment	Value				Value		Net
Company	4/30/2014	($)	Purchases ($)	Sales ($)	4/30/2015	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	928,328		595,923,156	577,806,866	19,044,618		3.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2015, the Board declared a cash dividend of $.023, $.013 and $.024 per share from undistributed investment income-net for Class A, Class C and Class Z shares, respectively, payable on May 1, 2015 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2015.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended April 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,209,753, accumulated capital losses $6,767,577 and unrealized appreciation $14,052,196.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2015.The fund has $3,656,045 of short-term capital losses and $3,111,532 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2015 and April 30, 2014 were as follows: ordinary income $8,974,428 and $12,539,600, respectively.

During the period ended April 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $2,343,856 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of Class Z shares’ average daily net assets, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2015.

During the period ended April 30, 2015, the Distributor retained $401 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

assets. During the period ended April 30, 2015, Class C shares were charged $43,905 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares. The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of its average daily net assets.The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2015, Class Z shares were charged $716,751 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2015, Class A and Class C shares were charged $134,891 and $14,635, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2015, the fund was charged $219,237 for transfer agency services and $15,061 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $661.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2015, the fund was charged $90,345 pursuant to the custody agreement.

The fund compensates The Bank of NewYork Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. During the period ended April 30, 2015, the fund was charged $11,400 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2015, the fund was charged $10,103 for services performed by the Chief Compliance Officer and his staff.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $242,572, Distribution Plan fees $53,419, Shareholder Services Plan fees $11,633, custodian fees $31,202, Chief Compliance Officer fees $3,682 and transfer agent fees $30,870.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2015, amounted to $1,926,381,058 and $1,985,883,270, respectively, of which $1,541,030,509 in purchases and $1,544,604,393 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counter-party credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at April 30, 2015 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2015:

Average Market Value ($)
Interest rate financial futures	32,749,084

At April 30, 2015, the cost of investments for federal income tax purposes was $622,263,261; accordingly, accumulated net unrealized appreciation on investments was $14,052,196, consisting of $15,131,136 gross unrealized appreciation and $1,078,940 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus GNMA Fund (the sole series comprising Dreyfus Premier GNMA Fund, Inc.) as of April 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 26, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2015 as qualifying “interest related dividends.”

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 148
———————
Joni Evans (73)
Board Member (1985)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 26
———————
Ehud Houminer (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 64
———————
Richard C. Leone (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 26

Hans C. Mautner (77)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 26
———————
Robin A. Melvin (51)
Board Member (2006)
Principal Occupation During Past 5Years:
• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 116
———————
Burton N. Wallack (64)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
(1987-present)
No. of Portfolios for which Board Member Serves: 26
———————
John E. Zuccotti (77)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Director of Regional Plan Association (2010-present)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 26

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

Gordon J. Davis (73)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-2014)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)
No. of Portfolios for which Board Member Serves: 64
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fundís Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 148 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 173 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 173 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

For More Information

For Class Z shareholders

Telephone 1-800-DREYFUS

For Class A and C shareholders

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    38,694 in 2014 and $39,661 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,120 in 2014 and $0 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,679 in 2014 and $3,781 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were  $5,870 in 2014 and $3,373 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $43,744,573 in 2014 and $23,166,205 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

-          Dreyfus GNMA Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    June 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    June 17, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    June 17, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)